Exhibit 10(n)(v)

AMENDMENT NO. 7 AND WAIVER TO CREDIT AGREEMENT

AMENDMENT NO. 7 AND WAIVER, dated as of August 14, 2006 (this “Amendment and Waiver”), with respect to the Credit Agreement, dated as of May 20, 2002 (as same has been and may be further amended, restated, supplemented or modified, from time to time, the “ Credit Agreement”), by and between AMERICAN MEDICAL ALERT CORP., a New York corporation (the “ Company”) and THE BANK OF NEW YORK, a New York banking corporation (the “Lender”).

RECITALS

The Company has requested and the Lender has agreed, subject to the terms and conditions of this Amendment and Waiver, to amend and waive certain provisions of the Credit Agreement as herein set forth.

Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.           Amendment.  The table in Section 7.13(a) is hereby amended and restated in its entirety to provide as follows:

“Fiscal Quarter Ending	Ratio

September 30, 2006	0.80:1.00
December 31, 2006	0.85:1.00
March 31, 2007	1.10:1.00
June 30, 2007 and thereafter	1.15:1.00”

2.           Waiver.  The Bank hereby waives compliance by the Company with Section 7.13(a) of the Credit Agreement, Consolidated Fixed Charge Coverage Ratio, for the fiscal quarter ended June 30, 2006 provided that the Consolidated Fixed Charge Coverage Ratio was not less than 0.75:1.00, at the end of such fiscal quarter.

3.           Conditions of Effectiveness.  This Amendment and Waiver shall become effective upon receipt by the Lender of this Amendment and Waiver, duly executed by the Company and each Guarantor.

4.           Miscellaneous.

(a)           This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

(b)           All terms used herein shall have the same meaning as in the Credit Agreement, as amended hereby, unless specifically defined herein.

(c)           This Amendment and Waiver shall constitute a Loan Document.

(d)           Except as expressly amended and waived hereby, the Credit Agreement remains in full force and effect in accordance with the terms thereof The Credit Agreement and the Loan Documents are each ratified and confirmed in all respects by the Company.  The amendment and waiver herein are limited specifically to the matters set forth above and for the specific instance and purpose for which given and do not constitute directly or by implication an amendment or waiver of any other provisions of the Credit Agreement or a waiver of any Default or Event of Default which may occur or may have occurred under the Credit Agreement or any other Loan Document.

(e)           Upon the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement and the other Loan Documents to “this Agreement”, “hereunder”, “hereof’, “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(f)           The Company hereby represents and warrants that, (i) except with respect to the matters described in the Press Release (as defined in Amendment No. 2 to Credit Agreement, dated as of March 28, 2005 between the Company and the Lender), the representations and warranties by the Company pursuant to the Credit Agreement and each other Loan Document, as updated by the Schedules attached hereto, are true and correct, in all material respects, on the date hereof, and (ii) no Default or Event of Default exists under the Credit Agreement or any other Loan Document; provided that, the Lender hereby acknowledges and agrees that the representations and warranties of the Company contained in the Credit Agreement and those covenants set forth in Sections 6.05, 6.06, 6.07, and 6.12 of the Credit Agreement shall not be deemed (prior to, at or after this date of this Amendment) to be breached as a result of the matters described in the Press Release, provided that such matter or matters do not now or shall not hereafter cause a Material Adverse Effect or cause the occurrence of any other Event of Default, it being agreed and understood that the $1,500,000 charge described in the Press Release, in itself, will not be deemed to constitute a Material Adverse Effect.

(g)           The Company hereby:  (a) acknowledges and confirms that, notwithstanding the consummation of the transactions contemplated by this Amendment and Waiver, (i) all terms and provisions contained in the Security Documents are, and shall remain, in full force and effect in accordance with their respective terms and (ii) the liens heretofore granted, pledged and/or assigned to the Lender as security for the Company’s obligations under the Notes, the Credit Agreement and the other Loan Documents shall not be impaired, limited or affected in any manner whatsoever by reason of this Amendment and Waiver; and (b) represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to its obligations under the Credit Agreement or any Loan Document.

(h)           This Amendment and Waiver may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one Amendment and Waiver.

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IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment and Waiver to be duly executed by their duly authorized officers as of the day and year first above written.

AMERICAN MEDICAL ALERT CORP.

By:	/s/ Jack Rhian
Name:	Jack Rhian
Title:	President

THE BANK OF NEW YORK

By:	/s/ Gerard F. Baccaglini
Name:	Gerard F. Baccaglini
Title:	Vice President

The undersigned, not parties to the Credit Agreement but as Guarantors under their respective Guaranties executed in favor of the Lender, dated as of May 20, 2002, each hereby (a) accept and agree to the terms of the foregoing Amendment and Waiver; and (b) acknowledge and confirm that all terms and provisions contained in their respective Guaranty are, and shall remain, in full force and effect in accordance with their respective terms and that its obligations thereunder include obligations of the Company owing to the Lender pursuant to the Term Loan, as same has been increased as set forth above.

HCI ACQUISITION CORP.		SAFE COM INC.

By:	/s/ Jack Rhian	By:	/s/ Jack Rhian
Name:	Jack Rhian	Name:	Jack Rhian
Title:	President	Title:	President

LIVE MESSAGE AMERICA ACQUSITION CORP.		NORTH SHORE ANSWERING SERVICE, INC.

By:	/s/ Jack Rhian	By:	/s/ Jack Rhian
Name:	Jack Rhian	Name:	Jack Rhian
Title:	President	Title:	President

ANSWER CONNECTICUT ACQUSITION CORP.		MD ONCALL ACQUISITION CORP.

By:	/s/ Jack Rhian	By:	/s/ Jack Rhian
Name:	Jack Rhian	Name:	Jack Rhian
Title:	President	Title:	President